united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

RAYLOR MANAGED
FUTURES STRATEGY FUND

ANNUAL REPORT
June 30, 2015

Class A Shares (Symbol: TMFAX)
Class I Shares (Symbol: TMFIX)

1-888-895-6943

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Raylor Managed Futures Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

INTRODUCTION

The Raylor Managed Futures Strategy Fund (the “Fund”) is intended to provide direct access to managed futures strategies in a mutual fund format. The Fund allocates both long and short to an array of asset classes including commodities, currencies, equity indices and global interest rates. The Fund uses a systematic, active, multi-strategy approach that does not depend on market direction and seeks to offer diversification across asset classes, global futures markets, and various durations and investment styles.

MARKET COMMENTARY

Rising volatility accompanied by a number of sustained trends characterized the early months of the fiscal year in the second half of 2014. Prominent trend moves included sliding energy prices along with US dollar strength against most other currencies, particularly Euro and Japanese Yen. Equity indexes moved higher in the US but struggled in other markets. The theme of increasing volatility continued to build in the first half of 2015, escalating with the dramatic advance and decline of Chinese equities and another critical juncture in the bailout of Greece. In contrast, however, many of the price trends noted have halted or partially retraced, at least temporarily.

FUND PERFORMANCE

For the fiscal year ended June 30, 2015, the Fund’s Class I Shares (TMFIX) gained +2.57%, underperforming the Fund’s benchmark, the Barclay BTOP50 Index “BTOP50”, which gained +8.06%.

DETAILED FUND PERFORMANCE REVIEW

The Fund finished July 2014 with a monthly gain of +0.35%, outperforming the monthly return of our benchmark, the BTOP50 (-0.73%). For July, the Fund enjoyed positive contributions from grains, softs and interest rates, while global equity indexes, currencies and meats detracted from performance. The month-end jump in volatility raised a defensive signal, which is continuously monitored closely. Prior instances in 2014 were followed by especially rapid recovery in trend performance rather than the historical norm of continued losses. Our lower exposure reduced risk in these instances, at the opportunity cost of not fully participating in the recovery. Our experience over time indicates this to be a prudent trade off. The equity index sector was a positive contributor to Fund performance for July until the last day of the month, which saw losses in long positions, primarily in the US. While this significant one-day move broke what would have been a three month string of healthy equity index gains, our risk management system mitigated this negative impact through a reduction in exposure. Interestingly, we noted divergences in portfolio results in certain short-term interest rate instruments, particularly in intraday trading strategies. We identified the exaggerated size of the bid/ask trading spread compared to price excursion over typical trade lengths, a result of the current compressed rate environment. This discovery helps feed our risk management database, allowing DWM (the Dynamic Weighting Method, the Fund Investment Advisor’s portfolio construction process) to recalibrate its appetite for these investment opportunities and to determine how best to take advantage of the current fixed income marketplace.

The Fund finished August 2014 with a monthly gain of +4.77%, outperforming the monthly return of our benchmark, the BTOP50 (+2.64%). For August, the Fund enjoyed positive contributions from equities, interest rates and grains, while energy and softs detracted from performance. August’s strong performance in a number of sectors was dominated by a single futures market. The gains in grains accrued primarily to short positions in soybean oil whereas the loss in energies was concentrated in natural gas. German Bunds produced the bulk of the interest rate profits, with long positions benefiting from an accelerating upward trend. Our risk allocation process tends to favor opportunities presenting smoother, more persistent returns, so one or two markets generating significant returns is not unusual. Our risk-management systems had raised a defensive signal at the end of July and the reduction in overall portfolio exposure proved especially beneficial during several challenging days in early August. We restored exposure before markets eventually resumed profitable price movements. Thus, after avoiding potentially significant losses, the portfolio participated fully in the strong gains that followed. Regarding global fixed income, there was concern regarding opportunities with interest rates currently near or at historic lows. The mechanics of these markets are crucial; the trading of longer-term bonds and notes in price terms means profitable market moves can occur regardless of the absolute interest rate level, as seen in German Bunds this month. In contrast, our analysis has shown that certain intra-day strategies struggle in this ultra-low rate environment at the short end of the curve, where instruments often trade in interest rate terms (e.g. Eurodollar). Our systematic approach manages this risk characteristic, and these market differences factor directly into portfolio construction.

The Fund finished September 2014 with a monthly loss of -2.00%, underperforming the monthly return of our benchmark, the BTOP50 (+1.86%). For September, the Fund enjoyed positive contributions from metals, grains and meats, while energy and equities detracted from performance. We observed signs of volatility picking up across most of our traded markets. As recently as the start of August, a large jump in volatility triggered a short-term reduction in portfolio exposure. That episode benefited the portfolio by dampening the impact of potential losses over the period. At several points in late September, market volatility levels again flirted with triggering an exposure reduction. For September, the energy sector in particular experienced a great deal of volatility, with short term whipsaws in natural gas resulting in losses for the portfolio. Our risk-management systems pivoted the portfolio out of a significant allocation in natural gas Intra-day strategies while other energy markets, currently experiencing less-volatile behavior, saw net allocation gains. Downtrends in grains and metals provided outsized contributions to the portfolio in relation to their current risk allocation. Reflecting volatility and correlation histories, our portfolio construction system has typically maintained only relatively modest risk exposures to these sectors. Grain allocations ran slightly higher, driven by the strength of the soybean and soybean oil trends. By contrast, metals risk allocation was roughly in line or even slightly lower than historical norms, with gold representing the largest exposure.

The Fund finished October 2014 with a monthly gain of +1.25%, underperforming the monthly return of our benchmark, the BTOP50 (+1.26%). For October, the Fund enjoyed positive contributions from equities, interest rates and metals, while softs, grains and energy detracted from performance. October witnessed increased volatility across many global futures markets, with our volatility-based risk management signals triggering three times in quick succession by the middle of October. As a result of these signals, we reduced exposure in the portfolio, which significantly mitigated losses. These events were similar to those in August, which saw the portfolio similarly take advantage of increased market volatility. While the volatility pickup was wide-spread across global futures markets, our equity market exposure provided the month’s biggest gains. As measured by the S&P 500 index, there was a mid-month drawdown of almost 10%, which was retraced within a dozen trading days, essentially matching the previous high by month-end. The Fund’s portfolio allocation process reacted to this equity volatility by increasing allocations to intraday strategies (which benefit during such volatility) while retaining some exposure to long-term trend strategies (which avoided the intra-month equity whipsaw). Beyond equities, the rise in volatility was accompanied by increased inter-connectedness across markets in different sectors, reminiscent of the “risk-on, risk-off” trading observed at points during the recent economic crisis. As equities fell through the first part of the month, gold and natural gas fell in tandem, while the Yen and US fixed income rose - with a matching reversal in each of these markets for the balance of the month.

The Fund finished November 2014 with a monthly gain of +3.36%, underperforming the monthly return of our benchmark, the BTOP50 (+5.20%). For November, the Fund enjoyed positive contributions from equities, interest rates and currencies, while commodities detracted from performance, grains, meats and metals in particular. Trend strategies provided the bulk of November’s gains, with the elevated market interconnectedness observed in October extending into November. In somewhat lockstep fashion, global equity indexes rose as energies fell and the US dollar marched higher against other major currencies. Further, each of these trends accelerated through the month, consistent with the observation of generally higher volatility. In addition to this increased interconnectedness, November witnessed a continuation of increased market volatility, however, the sharp increases which trigger portfolio exposure reductions were not produced. This sustained higher volatility largely reflected accelerated trending moves in certain equity, fixed income and currency markets. With the notable exception of oil, traditional commodities proved more resistant to the “risk-on, risk-off” trend. Grains generally worked sideways in a tight trading range and gave back some of their recent gains, whereas metals and softs had more muted, although negative, months. Despite these small losses, the strong performance of the financials (currency, equity index and interest rate instruments) and energies more than offset any weakness in other commodities.

The Fund finished December 2014 with a monthly gain of +3.46%, outperforming the monthly return of our benchmark, the BTOP50 (+1.06%). For December, the Fund enjoyed positive contributions from interest rates, energy and currencies, while equities, metals and grains detracted from performance. December saw a continuation of Trend strategies providing the main performance drivers, with the US dollar and interest rate prices adding to recent gains. On a related note, energy markets fell further also adding to monthly performance. After a strong 2014, global equity indexes proved more difficult in December and incurred a slight loss on the month in contrast to November’s strong advance. For the full year 2014, each of the three large financial futures sectors (equities, fixed income and currencies) contributed to the Fund’s positive annual return. In particular, German Bunds and Japanese government bonds provided much of the interest rate sector gain, while S&P 500 and NASDAQ futures buoyed equity indexes. In currencies, short positions in the Japanese Yen and Swiss Franc led the way. The weakest sector for 2014 proved to be commodities, with trading in coffee serving as the largest loss for the year. The Fund’s recent strong run was in part due to the heightened market volatility, which remained elevated in December. Our systems observed several successive sharp increases early in the month which triggered reductions in portfolio exposure. This defensive response in earlier bouts of volatility added significantly to performance not only by muting elevated volatility but also in mitigating potential losses. However in December, this defensive response, while mitigating the elevated volatility, also curbed further gains, given subsequent profitable market action.

The Fund finished January 2015 with a monthly gain of +0.94%, underperforming the monthly return of our benchmark, the BTOP50 (+4.00%). For January, the Fund enjoyed positive contributions from interest rates, grains and energy, while equities, currencies and metals detracted from performance. Elevated volatility was a prominent theme in January market action. During the month, markets experienced three sharp volatility increases, each triggering our risk management system to reduce exposure. Given the general rarity of such volatility signals, having three within one month highlights what appears to be a regime shift to higher prevailing volatility levels. In aggregate, these episodes provided significant benefit to the Fund as reduced exposure mitigated losses that would have hurt overall performance. While the volatility signals signify greater risk of large negative price movements, they are a general environmental indication and not market-specific. The most beneficial volatility signal in January coincided with the dramatic mid-month move in the Swiss franc, which retraced many months of price trend in a single session. While our risk management system did not preemptively single out the Swiss franc as vulnerable it did correctly identify the market environment as conducive to large adverse moves, which allowed us to mitigate losses in the position. Reflective of the heightened market volatility and recent research additions to our available strategies, our portfolio construction process has deployed increasing allocation to Intra-day and other short-term strategies in the Fund. This has been driven by performance, with these Intra-day strategies generating relatively larger contributions to profitability, as well as correlation considerations. As a side benefit, this shift positions the Fund to be generally more reactive to possible future market turns.

The Fund finished February 2015 with a monthly gain of +2.28%, outperforming the monthly return of our benchmark, the BTOP50 (-0.72%). For February, the Fund enjoyed positive contributions from equities, softs and meats, while fixed income, grains and energy detracted from performance. Recent market volatility increases have resulted in a portfolio allocation containing a higher proportion of intraday strategies. This increased responsiveness to rapidly changing markets provided significant benefits in February. An increased intraday allocation allowed the Fund to swing to a meaningful long position in US equities early in the February upsurge. Long US positions helped the equity index sector deliver the greatest sector gains for the month. The increased intraday allocation also mitigated possible losses in other sectors, particularly currencies and energies, in which well-established trends took a breather mid-month. The retracements gave up some of the trend gains, but intraday and other strategy (particularly fundamental strategies in currencies) signals pared exposures and helped retain more of the move’s longer-term profits. Additionally, softs provided some positive gains for the month, with profits being made from short positions in orange juice, sugar and coffee.

The Fund finished March 2015 with a monthly loss of -1.32%, underperforming the monthly return of our benchmark, the BTOP50 (+1.45%). For March, the Fund enjoyed positive contributions from softs, currencies and metals, while equities and energy detracted from performance. After a strong start to March, the Fund suffered a mid-month profit swing from positive to negative, with almost every sector suffering. This intra-month shift was most pronounced in energies and global equity indexes, which produced the bulk of the month’s losses. Fixed income, currencies and commodities all ended March plus/minus 10bps from where they began the month. Commodities witnessed some dispersion for March, with energies (natural gas and oil in particular) suffering for the month. Soft commodities provided a positive highlight, delivering a third strong month to cap a quarter of outsized contribution to Fund gains. Profits were well distributed, with sugar, coffee and orange juice each providing substantial gains for the month, primarily as a result of the Fund holding short positions. As has been observed in previous months’ commentary, we witnessed another volatility-based risk signal near the end of the month. As a result of the signal, we reduced exposure, which proved to be helpful in limiting additional losses. Based upon our experience and research, we consider these continued elevated volatility signals to be a significant shift in market behavior toward higher volatility and heightened risk of large, abrupt price moves. We continue to employ our risk management system to guard the Fund from significant negative price moves and to take advantage of the greater market volatility, as appropriate.

The Fund finished April 2015 with a monthly loss of -1.95%, outperforming the monthly return of our benchmark, the BTOP50 (-2.82%). For April, the Fund enjoyed positive contributions from interest rates and global equity indexes, while softs, grains and currencies detracted from performance. April was an unkind month to many futures market trading strategies that had enjoyed success over the past year, as April witnessed a number of mid-month trend reversals or price consolidations. Volatility, which continues to increase over time, remained high, especially in the latter part of the month. This increase in volatility was insufficient, however, to trigger our risk management systems that reduce exposure in the face of sudden risk spikes. The month saw the Fund suffer poor performance in a variety of commodities markets. Several commodities markets that had significant profitable trends previously, such as soybeans, orange juice, coffee and sugar, transitioned into loss-making consolidation characterized by large intra-day ranges with little net advance or decline over multiple days. Our reactive, intra-day strategies incurred losses through this sideways volatility. Other futures markets presented significantly more emphatic trend reversals in April, including the German Bunds. In these futures markets, intra-day strategy responsiveness to price action led to significant gains. Given the recent market behavior in global equities, intra-day strategies now represent a significant portion of the equity index allocation. This has allowed the Fund to more effectively negotiate the month-end sell off by limiting losses and preserving a net gain for the sector over the month.

The Fund finished May 2015 with a monthly gain of +1.05%, outperforming the monthly return of our benchmark, the BTOP50 (-0.71%). For May, the Fund enjoyed positive contributions from interest rates, currencies and softs, while global equity indexes, meats and metals detracted from performance. The loss-making price consolidations witnessed across a number of futures markets in April extended into the first part of May. In the second half of the month, however, profit-making trends reasserted themselves in select markets, with Japanese yen and Coffee being notable examples, both resuming well-established downward trends, which benefitted the Fund. Other markets appeared quite uncertain as to direction, making little or no headway or showing initial signs of trend reversal. Global equity futures hewed to this pattern, with Japanese markets managing to continue somewhat higher, US equities treading water and European equity futures losing ground against earlier uptrends. Continuing a pattern that extends back to the autumn of 2014, risk continues to assume a more prevalent role in these markets, as a significant spike in volatility triggered Raylor’s risk management systems to reduce exposure early in May. This reduction in exposure allowed the Fund to side-step some potential damaging losses and set the stage for the second half gains once our system restored full exposure. Historically in futures markets trading, the magnitude of daily gains or losses can be an effective way to examine volatility and to compare investor experiences over different time periods. Interestingly, we note that to date in 2015, the Fund has already undergone 11 daily moves of greater than 100bps. This amount is almost as many as the full year 2014 (12) and already exceeds the totals of the full years 2011 – 2013. You need to go back to 2010 (24) for a comparable pace, and YTD 2015 is on pace to exceed the 2010 total.

The Fund finished June 2015 with a monthly loss of -8.91%, underperforming the monthly return of our benchmark, the BTOP50 (-4.23%). For June, the Fund enjoyed positive contributions from meats and metals, while global equity indexes, interest rates and energies detracted from performance. The second quarter generally, and June in particular, witnessed a number of previously-established market trends coming to an end. Coupled with the highest level of portfolio volatility observed in several years, this resulted in a very difficult month. There was no respite across the various futures markets, as the Fund lost money in currencies, equities, fixed income and commodities. In particular, long-standing positions in Yen (short) and in global equities (net long) worked against the Fund. Our Intra-day strategies in the German Bund position uncharacteristically hurt the Fund, as the month saw several changes from long to short, and back to long again, with the net result being a loss for June. While most sectors contributed losses to the return for the month, metals and meats notched gains, primarily from profitable short positions. Surprisingly, given the broad market turmoil, gold could not manage a rally to live up to its safe haven reputation and actually closed the month lower. As observed in previous reports, June’s outsized volatility increase triggered another short-term risk management system signal to reduce Fund exposure. While this did mitigate potential additional losses, the impact in this instance proved only marginally beneficial relative to the overall downside move in June.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe.

4598-NLD-08/25/2015

Raylor Managed Futures Strategy Fund

PORTFOLIO REVIEW

June 30, 2015 (Unaudited)

The Fund’s performance figures* for the periods ended June 30, 2015, as compared to its benchmark:

	One	Inception** -
	Year	June 30, 2015
Raylor Managed Futures Strategy Fund Class A	2.35%	(4.89)%
Raylor Managed Futures Strategy Fund Class A with load	(3.54)%	(6.92)%
Raylor Managed Futures Strategy Fund Class I	2.57%	(4.58)%
Barclay BTOP50 Index	8.06%	2.63%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses before fee waivers are 4.00% for Class A shares and 3.70% for Class I shares per the February 2, 2015 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and 1.00% contingent deferred sales charge on redemptions within 18 months of purchase when the sales charge is waived. For performance information current to the most recent month-end, please call toll-free 1-888-895-6943.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2015 there are 20 funds in the BTOP50 Index.

**	Inception date is September 28, 2012.

Comparison of the Change in Value of a $10,000 Investment

Fair Value as a %
Holdings by Asset Class	of Net Assets
Commodity Pools	11.8%
Exchange Traded Funds	0.0%*
Money Market Fund	83.8%
Other Assets Less Liabilities	4.4%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

*Represents less than 0.05% of net assets

Raylor Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Fair Value
	COMMODITY POOLS - 11.8%
350	Xplor Global CTA Fund (SPC), Ltd Class 4X Lead Series * +	$190,854
551	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/05/2012 * +	331,654
364	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/20/2012 * +	214,246
315	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/24/2012 * +	189,042
410	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 6/28/2013 * +	406,761
106	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 3/25/2014 * +	105,828
56	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 3/28/2014 * +	55,609
1,180	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 7/8/2014 * +	1,209,214
	TOTAL COMMODITY POOLS (Cost - $3,331,580)	2,703,208

	EXCHANGE TRADED FUNDS - 0.0% **
	DEBT FUND - 0.0% **
5	iShares 1-3 Year Treasury Bond ETF	424
	(Cost $423)

	SHORT-TERM INVESTMENTS - 83.8%
	MONEY MARKET FUND - 83.8%
19,238,290	Fidelity Institutional Money Market Fund - Money Market Portfolio - Class I, 0.10% (a)	19,238,290
	(Cost $19,238,290)

	TOTAL INVESTMENTS - 95.6% (Cost - $22,570,293) (b)	$21,941,922
	OTHER ASSETS LESS LIABILITIES - 4.4%	1,019,469
	NET ASSETS - 100.0%	$22,961,391

*	Non-income producing investment.

**	Represents less than 0.05% of net assets.

+	All of this investment is a holding of TXMFS Fund Limited which commenced operations on October 4, 2012 and is a wholly-owned subsidiary of Raylor Managed Futures Strategy Fund.

ETF - Exchange Traded Fund

(a)	Money market fund; interest rate reflects the seven-day effective yield on June 30, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,570,293 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$29,215
Unrealized depreciation:	(657,586)
Net unrealized depreciation:	$(628,371)

See accompanying notes to consolidated financial statements.

Raylor Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FUTURES CONTRACTS

June 30, 2015

Number of				Unrealized
Long			Notional Amount at	Appreciation/
Contracts ^	Description	Expiration	Value	(Depreciation)
49	3-Month Euro	Sep-15	$12,250,475	$(2,575)
6	3-Month Sterling	Sep-15	745,275	—
63	90 Day Euro $	Sep-15	15,685,275	7,237
41	Canadian Bank Bill	Sep-15	10,152,300	8,061
2	Canadian 10 Year Bond	Sep-15	279,400	481
1	MSCI Taiwan Index	Jul-15	34,440	(210)
2	DJIA Index Mini	Sep-15	179,050	(3,820)
1	Dollar Index	Sep-15	95,490	171
11	Euro BOBL	Sep-15	1,425,490	(123)
8	Euro-Bund	Sep-15	1,216,170	(189)
3	Euro FX	Sep-15	422,438	(4,088)
3	Euro Schatz	Sep-15	333,900	(84)
1	Gold	Apr-16	4,561,000	540
1	IBEX-35 Index	Jul-15	110,845	(3,448)
3	Japan 10 Year Bond	Sep-15	440,299,998	4,987
2	Japan 10 Year Government Bond	Sep-15	29,372,000	131
1	Nasdaq 100 E-Mini	Sep-15	90,050	(2,245)
7	Nikkei 225 Index	Sep-15	71,355,000	(2,779)
1	Rubber	Nov-15	1,162,000	(715)
4	S&P E-Mini	Sep-15	420,700	(9,800)
1	SGX CNX Nifty Index	Jul-15	16,581	188
3	Soybean	Nov-15	140,025	15,562
2	Soybean Meal	Dec-15	65,640	3,440
1	TOPIX Index	Sep-15	16,737,000	(3,531)
1	US 5 Year Note	Sep-15	119,250	8
3	US 10 Year Note	Sep-15	378,516	—
1	US Long Bond	Sep-15	150,656	188
3	Wheat	Dec-15	81,987	11,312
	Net Unrealized Appreciation from Open Long Futures Contracts			$18,699

See accompanying notes to consolidated financial statements.

Raylor Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FUTURES CONTRACTS

June 30, 2015

Number of				Unrealized
Short			Notional Amount at	Appreciation/
Contracts ^	Description	Expiration	Value	(Depreciation)
(1)	Australian Dollar	Sep-15	$76,560	$(290)
(2)	Brent Crude	Sep-15	124,760	(3,520)
(4)	Canadian Dollar	Sep-15	320,730	810
(2)	Coffee	Sep-15	99,113	(188)
(1)	Copper	Sep-15	66,138	763
(3)	Corn	Jul-16	3,868,500	(699)
(1)	Crude Oil	Aug-15	58,960	(510)
(1)	Frozen Concentrated OJ	Sep-15	17,498	(293)
(1)	FTSE 100 Index	Sep-15	66,930	3,127
(1)	Gas Oil	Aug-15	56,850	(750)
(1)	Gasoline	Dec-15	3,069,500	446
(1)	Gold	Aug-15	118,670	1,490
(12)	Japanese Yen	Sep-15	1,209,600	(17,775)
(1)	Kerosene	Dec-15	3,144,500	552
(2)	Lean Hogs	Aug-15	59,690	190
(4)	Mexican Peso	Sep-15	128,190	1,650
(2)	Natural Gas	Aug-15	56,700	60
(1)	Palladium	Sep-15	78,225	10,960
(2)	Platinum	Apr-16	4,461,500	1,386
(2)	Soybean Oil	Dec-15	39,972	(912)
(1)	Swiss Franc	Sep-15	134,750	725
(5)	World Sugar #11	Oct-15	66,707	(3,125)
	Net Unrealized Depreciation from Open Short Futures Contracts			$(5,903)
	Net Unrealized Appreciation from Open Futures Contracts			$12,796

^	All or a portion of this investment is a holding of the TXMFS Fund Limited. All collateral for open futures contracts consists of cash included as deposits at broker.

See accompanying notes to consolidated financial statements.

Raylor Managed Futures Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015

ASSETS
Investment securities:
At cost	$22,570,293
At fair value	$21,941,922
Cash deposits at broker	997,883
Receivable for Fund shares sold	44,930
Interest receivable	708
Net unrealized appreciation from open futures contracts	12,796
Prepaid expenses and other assets	25,614
TOTAL ASSETS	23,023,853

LIABILITIES
Advisory fees payable	14,396
Distribution (12b-1) fees payable	1,733
Accrued expenses and other liabilities	46,333
TOTAL LIABILITIES	62,462
NET ASSETS	$22,961,391

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$23,986,153
Undistributed net investment income	757,194
Accumulated net realized loss from security transactions	(1,166,381)
Net unrealized depreciation on securities and futures	(615,575)
NET ASSETS	$22,961,391

Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,794,192
Shares of beneficial interest outstanding	895,290
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$8.71
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (a)	$9.24

Class I Shares:
Net Assets	$15,167,199
Shares of beneficial interest outstanding	1,726,242
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.79

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Raylor Managed Futures Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2015

INVESTMENT INCOME
Interest	$24,724
TOTAL INVESTMENT INCOME	24,724

EXPENSES
Investment advisory fees	223,604
Distribution (12b-1) fees:
Class A	12,997
Administrative services fees	45,498
Registration fees	35,000
Printing and postage expenses	31,965
Transfer agent fees	28,313
Accounting services fees	27,000
Legal fees	24,999
Audit fees	23,100
Trustees’ fees and expenses	16,371
Compliance officer fees	15,635
Custodian fees	10,061
Non 12b-1 shareholder servicing	8,342
Insurance expense	201
Other expenses	1,500
TOTAL EXPENSES	504,586

Less: Fees waived by the Advisor	(169,767)

NET EXPENSES	334,819
NET INVESTMENT LOSS	(310,095)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	6,550
Futures contracts	(852,117)
(845,567)
Net change in unrealized appreciation of:
Security transactions	671,551
Futures contracts	12,796
684,347
NET LOSS ON INVESTMENTS	(161,220)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(471,315)

See accompanying notes to consolidated financial statements.

Raylor Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014 **
FROM OPERATIONS
Net investment loss	$(310,095)	$(172,755)
Net realized gain (loss) from security transactions and futures contracts	(845,567)	184,056
Net change in unrealized appreciation/(depreciation) of security transactions and futures contracts	684,347	(116,962)
Net decrease in net assets resulting from operations	(471,315)	(105,661)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,305,012	3,002,429
Class I	10,133,088	4,224,104
Redemption fee proceeds:
Class A	284	158
Class I	670	144
Payments for shares redeemed:
Class A	(2,705,190)	(4,953,890)
Class I	(1,699,794)	(1,796,397)
Net increase in net assets from shares of beneficial interest	12,034,070	476,548

TOTAL INCREASE IN NET ASSETS	11,562,755	370,887

NET ASSETS
Beginning of Year	11,398,636	11,027,749
End of Year *	$22,961,391	$11,398,636
* Includes accumulated net investment income (loss) of:	$757,194	$(81,390)

SHARE ACTIVITY
Class A:
Shares Sold	659,215	344,922
Shares Redeemed	(305,707)	(567,900)
Net increase (decrease) in shares of beneficial interest outstanding	353,508	(222,978)

Class I:
Shares Sold	1,116,235	487,152
Shares Redeemed	(182,354)	(209,483)
Net increase in shares of beneficial interest outstanding	933,881	277,669

**	Formerly known as Taylor Xplor Managed Futures Strategy Fund

See accompanying notes to consolidated financial statements.

Raylor Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended**	Year Ended	Period* Ended
	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$8.51	$8.61	$10.00

Activity from investment operations:
Net investment loss (1)	(0.17)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments (8)	0.37	0.03	(1.29)
Total from investment operations	0.20	(0.10)	(1.39)

Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00

Net asset value, end of period	$8.71	$8.51	$8.61

Total return (2)	2.35%	(1.16)%	(13.90	)% (5)

Net assets, at end of period (000s)	$7,794	$4,611	$6,582

Ratio of gross expenses to average net assets (3)(4)(7)	2.81%	3.70%	4.40%
Ratio of net expenses to average net assets (4)(7)	1.95%	1.86%	1.86%
Ratio of net investment loss to average net assets (4)(7)	(1.81)%	(1.47)%	(1.37)%

Portfolio Turnover Rate	32%	71%	52	% (5)

*	Commencement of operations was September 28, 2012.

**	Fund changed name from Taylor Xplor Managed Futures Strategy Fund to Raylor Managed Futures Strategy Fund on September 26, 2014.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Amount is less than $0.005.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

See accompanying notes to consolidated financial statements.

Raylor Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Period* Ended
	June 30, 2015**	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$8.57	$8.64	$10.00

Activity from investment operations:
Net investment loss (1)	(0.14)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments (7)	0.36	0.04	(1.28)
Total from investment operations	0.22	(0.07)	(1.36)

Paid-in-Capital From Redemption Fees (5)	0.00	0.00	0.00

Net asset value, end of period	$8.79	$8.57	$8.64

Total return	2.57%	(0.81)%	(13.60	)% (4)

Net assets, at end of period (000s)	$15,167	$6,788	$4,446

Ratio of gross expenses to average net assets (2)(3)(6)	2.58%	3.40%	4.68%
Ratio of net expenses to average net assets (3)(6)	1.68%	1.61%	1.61%
Ratio of net investment loss to average net assets (3)(6)	(1.56)%	(1.22)%	(1.20)%

Portfolio Turnover Rate	32%	71%	52	% (4)

*	Commencement of operations was September 28, 2012.

**	Fund changed name from Taylor Xplor Managed Futures Strategy Fund to Raylor Managed Futures Strategy Fund on September 26, 2014.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(3)	Annualized for periods less than one full year.

(4)	Not annualized.

(5)	Amount is less than $0.005.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necesssary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

See accompanying notes to consolidated financial statements.

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2015

1.	ORGANIZATION

The Raylor Managed Futures Strategy Fund (formerly known as the Taylor Xplor Managed Futures Strategy Fund through September 26, 2014) (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers two distinct share classes: Class A and Class I shares. The Fund seeks to obtain positive absolute returns. The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) upon 60 days’ written notice to shareholders and without shareholder approval.

Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The consolidated financial statements include the Fund and its wholly owned subsidiary TXMFS Fund Limited (“TXMFS”). TXMFS commenced operations on October 4, 2012 and is incorporated in the Cayman Islands as an exempted company with limited liability.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board based on methods

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or observable market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in non-exchange traded open-end investment companies are valued at net asset value. Investments in Commodity Pools are valued at a fair value based on the net asset value as reported by Commodity Trading Advisors.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Fund’s assets measured at fair value:

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

Assets *	Level 1	Level 2	Level 3	Total
Commodity Pools	$—	$2,703,208	$—	$2,703,208
Exchange Traded Fund	424	—	—	424
Money Market Fund	19,238,290	—	—	19,238,290
Futures contracts**	12,796	—	—	12,796
Total	$19,251,510	$2,703,208	$—	$21,954,718

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the year.

The Fund did not hold any Level 3 securities during the year.

*	See Consolidated Portfolio of Investments for industry classifications.

**	Represents net cumulative unrealized appreciation on open futures contracts.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include TXMFS, a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

A summary of the total assets of TXMFS is as follows:

TXMFS June 30, 2015
Fair Value of investment in Xplor Global CTA Fund (SPC) Ltd.	$2,703,208
Other Assets	$550,037
Total Assets	$3,253,245

Percentage of the Fund’s Total Assets	14.13%

For tax purposes, TXMFS is an exempted Cayman investment company. TXMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, TXMFS is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, TXMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Futures Contracts – The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset or liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2015:

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received (1)	Net Amount
Futures contracts	$74,465	$(61,669)	$12,796	$—	$12,796	$—

(1)	Collateral pledged in the table above is capped by the recorded investment balances related to recorded contracts as of June 30, 2015. Total collateral held by the broker as of June 30, 2015 in the form of cash was $997,883 as presented gross as cash deposits at broker on the Consolidated Statement of Assets and Liabilities.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on the Fund’s Consolidated

Statement of Assets and Liabilities for the year ended June 30, 2015:

	Asset Derivatives		Liability Derivatives

Contract Type/ Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity futures contracts:	Unrealized Appreciation from open futures contracts	$3,315	Unrealized Depreciation from open futures contracts	$25,833

Commodity futures contracts:	Unrealized Appreciation from open futures contracts	46,701	Unrealized Depreciation from open futures contracts	10,712

Interest rate futures contracts:	Unrealized Appreciation from open futures contracts	21,093	Unrealized Depreciation from open futures contracts	2,971

Foreign exchange futures contracts:	Unrealized Appreciation from open futures contracts	3,356	Unrealized Depreciation from open futures contracts	22,153
		$74,465		$61,669

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure to serve as indicators of the volume of derivative activity for the Fund for the year ended June 30, 2015:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
		Foreign			Year Ended
Derivative Investment Type	Commodity	Exchange	Equity	Interest Rate	June 30, 2015
Futures Contracts	$(495,501)	$(52,233)	$(367,049)	$62,666	$(852,117)

Net Change in Unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
		Foreign			Year Ended
Derivative Investment Type	Commodity	Exchange	Equity	Interest Rate	June 30, 2015
Futures Contracts	$35,989	$(18,797)	$(22,518)	$18,122	$12,796

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2013 and 2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,983,988 and $8,051,801, respectively. Cost of purchases and proceeds from sales of U.S. Government securities were $2,425,894 and $4,566,154, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Beginning on September 29, 2014, Raylor Investments, LLC serves as the Fund’s investment advisor (the “Advisor”). Prior to September 29, 2014, Taylor Investment Advisors, LP (“Taylor”) served as the Fund’s investment advisor. Taylor had engaged BlackRock Investment Management, LLC (“BlackRock”) which served as the sub-advisor to the Fund until September 26, 2014.

The Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Beginning January 30, 2015, the Advisor performs such services pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). Under the Advisory Agreement, as compensation for its services and the related expenses borne by the Advisor, the Fund pays the

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily net assets. From September 29, 2014 until January 30, 2015, the Advisor performed such services under an interim investment advisory agreement with the Trust, on behalf of the Fund (the “Interim Advisory Agreement”). Under the Interim Advisory Agreement, the Fund paid the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.05% of the Fund’s average daily net assets.

Pursuant to a separate written contract (the “Waiver Agreement”) that became effective February 2, 2015, the Advisor has agreed, at least until October 31, 2016, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))(Collectively, the “excluded expenses”)) do not exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. From September 29, 2014 until January 30, 2015, pursuant to interim written contract (the “Interim Waiver Agreement”) Advisor waived its fees and/or reimbursed the Fund to the extent necessary so that the total expenses incurred by the Fund (excluding the excluded expenses) did not exceed 1.86% and 1.61% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. During the year ended June 30, 2015, the Advisor earned $182,713 in advisory fees and waived expenses in the amount of $126,875.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement (or the Interim Waiver Agreement), and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation, If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or the Interim Waiver Agreement). The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor. The amount of reimbursement subject to recapture is $126,875 which expires on June 30, 2018.

Prior to September 29, 2014, the Fund paid Taylor an advisory fee at an annual rate of 1.05% of the Fund’s average daily net assets. Until September 29, 2014, pursuant to a separate written contract (the “Prior Waiver Agreement”), Taylor agreed to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding the excluded expenses) did not exceed 1.86% and 1.61% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. During the year ended June 30, 2015, Taylor earned $40,891 in advisory fees and waived or reimbursed expenses in the amount of $42,892. Expenses reimbursed under the Prior Waiver Agreement are no longer subject to recoupment by Taylor due to the termination of the agreement.

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended June 30, 2015, the Fund incurred $12,997 in total fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended June 30, 2015, the Distributor received $638 of underwriting commissions for sales of Class A shares, of which, $88 was received by the underwriter.

In addition, certain affiliates of the distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)- an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)- Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the year ended June 30, 2015, the Fund assessed $954 in redemption fees.

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

6.	TAX COMPONENTS OF CAPITAL

As of June 30, 2015, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$757,127	$—	$(27,844)	$(1,123,304)	$—	$(630,741)	$(1,024,762)

The difference between book basis and tax basis accumulated net realized loss on security transactions, accumulated net investment income (loss) and unrealized depreciation is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary.

At June 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$27,844	$—	$27,844

Permanent book and tax differences, primarily attributable to the tax treatment of the Fund’s consolidated subsidiary, resulted in reclassification for the year ended June 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(1,148,679)	$1,148,679	$—

7.	UNDERLYING INVESTMENT IN PRIVATE FEEDER FUND AND OTHER INVESTMENT COMPANIES

The Fund currently indirectly invests through its consolidated subsidiary a portion of its assets in Xplor Global CTA Fund (SPC), Ltd. - 4X Series (the “Commodity Pool”). The Commodity Pool solely invests in the Xplor Global CTA Fund, L.P – 4X Series (the “Master”). The investment in the Commodity Pool is fair valued based upon the net asset value as reported by the Commodity Pool. The Fund may redeem its investment from the Commodity Pool at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. As of June 30, 2015, the percentage of the Fund’s net assets invested in the Commodity Pool was 11.8%. The performance of the Fund is directly affected by the performance of the Commodity Pool. The most recent financial statements of the Commodity Pool and Master are attached and should be read in conjunction with the Fund’s consolidated financial statements.

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds- Money Market Portfolio (the “Fidelity Fund”). The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Money Market Fund, including the portfolio of investments, can be

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2015, the percentage of the Fund’s net assets invested in the Fidelity Fund was 83.8%.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Raylor Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Raylor Managed Futures Strategy Fund (the Fund) (formerly Taylor Xplor Managed Futures Strategy Fund), a series of the Northern Lights Fund Trust III, as of June 30, 2015, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of two years in the period then ended and for the period from September 28, 2012 (commencement of operations) through June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Raylor Managed Futures Strategy Fund as of June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period from September 28, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

August 31, 2015

Raylor Managed Futures Strategy Fund

EXPENSE EXAMPLES

June 30, 2015 (Unaudited)

As a shareholder of the Raylor Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and redemption fees; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period+
Actual	1/1/15	6/30/15
Class A	$1,000.00	$ 918.80	$9.47	1.99%
Class I	1,000.00	919.50	8.28	1.74

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,014.93	$9.94	1.99%
Class I	1,000.00	1,016.17	8.70	1.74

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

+	Annualized.

Raylor Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	32	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	133	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	133	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	32	PS Technology, Inc. (2010-2013).

3/31/15-NLFT III-V2

Raylor Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-895-6943.

6/30/15-NLFT III-V1

ADDITIONAL INFORMATION (Unaudited)

FINANCIAL STATEMENTS OF UNDERLYING INVESTMENT

As discussed in Note 7 to the consolidated financial statements of the Raylor Managed Futures Strategy Fund, the following pages include the financial statements of the Xplor Global CTA Fund (SPC), Ltd. - 4X Series (the “Commodity Pool”) which invests in the Xplor Global CTA Fund, L.P 4X Series(the “Master”). The financial statements are from the latest audited annual report for the year ended December 31, 2014.

XPLOR GLOBAL CTA FUND (SPC),
LTD.

Annual Report

For the year ended December 31, 2014

This report is submitted pursuant to an exemption claimed under the Commodity Futures Trading Commission pursuant to Section 4.7 of the Regulations.

This report shall not constitute an offer or a solicitation of an offer to buy shares of the Fund. Subscriptions are to be made only on the basis of the current confidential private offering memorandum.

NFA commodity pool ID number: P037220

XPLOR GLOBAL CTA FUND (SPC), LTD.

PERFORMANCE RECORD

	Class 1X		Class 4X

	Net Asset		Net Asset
	Value	Year-to-Date	Value	Year-to-Date
Value Date	Per Share	Net Return	Per Share	Net Return

December 31, 2011	$927.37	-11.66%	—	—

December 31, 2012	660.90	-28.73%	$925.50	-7.45%*

December 31, 2013	321.74	-51.32%	652.89	-29.46%

December 31, 2014	314.88	-2.13%	783.90	20.07%

*	for the period from August 3, 2012 (commencement of Class 4X) to December 31, 2012

Deloitte & Touche
One Capital Place
P.O. Box 1787
Grand Cayman KY1-1109
CAYMAN ISLANDS

Tel: + 1 345 949 7500
Fax: + 1 345 949 8238
cayman@deloitte.com
www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

of Xplor Global CTA Fund (SPC), Ltd.

We have audited the accompanying financial statements of Xplor Global CTA Fund (SPC), Ltd. (the “Fund”), comprising the Class IX and Class 4X Segregated Portfolios (the “Segregated Portfolios”), which comprise the statement of assets and liabilities, as of December 31, 2014, and the related statements of operations and changes in net assets for the year then ended (all expressed in U.S. dollars), and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Segregated Portfolios constituting the Xplor Global CTA Fund (SPC), Ltd. as of December 31, 2014, the results of their operations and changes in their net assets for the year then ended in accordance with accounting principles generally accepted in the United States of America.

March 13, 2015

Member firm of
Deloitte Touche Tohmatsu Limited

XPLOR GLOBAL CTA FUND (SPC), LTD.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014
(expressed in U.S. dollars)

	Class 1X	Class 4X
ASSETS
Cash and cash equivalents	$460	$74
Investment in Xplor Global CTA Fund, L.P.
– 1X Series (cost: $5,310)	5,821	—
Investment in Xplor Global CTA Fund, L.P.
– 4X Series (cost: $2,537,695)	—	3,859,280
Other assets	—	18,531
Prepaid expenses	—	21,914
Total Assets	6,281	3,899,799

LIABILITIES
Management and incentive fee payable	—	13,787
Total Liabilities	—	13,787
NET ASSETS	$6,281	$3,886,012

NET ASSET VALUE PER SHARE

Class 1X
Series 04/08 (1 share)	$314.88
Series 03/13 (2 shares)	$762.10
Lead Series (3.73 shares)	$1,189.87

Class 4X
Lead series (350 shares)		$783.90
Series 12/05/2012 (550.6 shares)		$865.91
Series 12/20/2012 (364 shares)		$846.13
Series 12/24/2012 (315 shares)		$862.73
Series 06/28/2013 (410 shares)		$1,426.20
Series 03/26/2014 (105.98 shares)		$1,435.50
Series 03/31/2014 (56 shares)		$1,427.51
Series 07/09/2014 (1,180 shares)		$1,473.15

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND (SPC), LTD.
STATEMENT OF OPERATIONS
for the year ended December 31, 2014
(expressed in U.S. dollars)

	Class 1X	Class 4X

NET INVESTMENT LOSS ALLOCATED FROM XPLOR GLOBAL CTA FUND, L.P.	$(33)	$(69,166)

FUND LEVEL EXPENSES
Management fee	—	146,881
Incentive fee	—	55,069
Director fees	—	14,326
Bank charges	146	378
Other expenses	—	29,686
Total fund level expenses	146	246,340
Management fees waived	—	(44,051)
Incentive fees waived	—	(29,252)
Net fund level expenses	—	(73,303)

Net investment loss	(179)	(242,203)

REALIZED AND UNREALIZED GAIN ON DERIVATIVES AND FOREIGN CURRENCY ALLOCATED FROM XPLOR GLOBAL CTA FUND, L.P.
Net realized gain on derivatives and foreign currency	343	1,183,055
Net change in unrealized gain on derivatives and foreign currency	238	186,857

Net realized and unrealized gain on derivatives and foreign currency allocated from Xplor Global CTA Fund, L.P.	581	1,369,912

NET INCREASE IN NET ASSETS FROM OPERATIONS	$402	$1,127,709

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND (SPC), LTD.
STATEMENT OF CHANGES IN NET ASSETS
for the year ended December 31, 2014
(expressed in U.S. dollars)

	Class 1X	Class 4X
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(179)	$(242,203)
Net realized and unrealized gain on derivatives and foreign currency	581	1,369,912
Net increase in net assets resulting from operations	402	1,127,709

NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Subscription of shares	4,000	1,997,000
Redemption of shares	—	(2,315,000)
Net increase in net assets resulting from capital transactions	4,000	(318,000)

NET INCREASE IN NET ASSETS	4,402	809,709

NET ASSETS AT BEGINNING OF YEAR	1,879	3,076,303

NET ASSETS AT END OF YEAR	$6,281	$3,886,012

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND (SPC), LTD.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2014

(expressed in U.S. dollars)

1.	DESCRIPTION OF BUSINESS

Xplor Global CTA Fund (SPC), Ltd. (the “Fund”) is an investment company which was incorporated under the laws of the Cayman Islands on December 20, 2006, and commenced operations on January 1, 2008. The Fund is a feeder fund in a master/feeder structure and invests substantially all of its assets in Xplor Global CTA Fund, L.P. (the “Master Fund”) a series limited partnership formed under the laws of Delaware.

The Master Fund’s investment objective is to realize capital appreciation through speculation in a variety of worldwide derivatives markets by trading across a broad range of futures contracts and currencies. To achieve that objective, the Master Fund focuses on rigorous risk management and portfolio scalability and responsiveness to the market environment, as well as attention to developments both in asset management and related scientific disciplines.

On August 3, 2012, the Fund converted from a Cayman Islands exempted company to a Cayman Islands segregated portfolio company. The Fund currently offers two classes of shares, Class IX and Class 4X, each a Segregated Portfolio, the latter of which commenced operations on October 5, 2012. Shares of Class IX will participate in IX Series of the Master Fund and Shares of Class 4X will participate in 4X Series of the Master Fund. The investment objectives and investment strategies of each Series are identical, except that capital accounts in the 4X Series are traded at four times the leverage of the IX Series.

In accordance with Part XlV-Segregated Portfolio Companies of the Companies Law of the Cayman Islands, the assets, liabilities and equity of each Segregated Portfolio are kept separate and segregated from the general assets of the Fund. Further, the assets and liabilities of each Segregated Portfolio in the Fund are kept segregated, separate and separately identifiable from any other Segregated Portfolio. In the case of insolvency with respect to the Fund’s general business activities, creditors may be entitled to recourse only to the extent of the Fund’s general assets. In the case of insolvency with respect to or attributable to a particular segregated portfolio, creditors may be entitled to have recourse only to; firstly, the specific Segregated Portfolio assets attributable to such portfolio; and secondly (unless specifically prohibited by the articles of association), the Fund’s general assets to the extent that the general assets exceed the required minimum capital. Such a claim shall not extend to the Segregated Portfolio assets attributable to any other Segregated Portfolio.

As the performance of the Fund is directly dependent on the performance of the Master Fund, these financial statements should be read in conjunction with those of the Master Fund, which are an integral part of these financial statements and are attached.

XPLOR GLOBAL CTA FUND (SPC), LTD.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2014

(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation - These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates. The Fund is an investment company that follows the accounting and reporting guidance of the Financial Services – Investment Companies Topic of the Codification

Investment in Xplor Global CTA Fund, L.P. - The Fund’s investment in the Master Fund is valued at the Fund’s proportionate interest in the nets assets of the Master Fund. The valuation of investments held by the Master Fund is discussed in the notes to the financial statements of the Master Fund. The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses which are included in the statement of operations. As of December 31, 2014, the Fund has approximately 0.11% ownership interest in the IX Series of the Master Fund and 100% ownership interest in the 4X Series of the Master Fund.

Fair value measurement - In accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“ASC 820”), defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the reporting date, establishes a framework for measuring fair value and expands disclosures about fair value. The Fund seeks to achieve its investment objectives through investing substantially all of its investable assets in the Master Fund. ASC 820 disclosures relating to Fund’s underlying investments held within the Master Fund are included in the attached Master Fund’s financial statements.

Income taxes - In accordance with ASC 740, Income Taxes, which establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a tax return, the Investment Manager has reviewed the Fund’s tax positions for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

The Fund has been registered as an exempted company pursuant to the Companies Law of the Cayman Islands. No local income, profits or capital gains taxes are levied in the Cayman Islands at the current time; however, the Fund has received an undertaking from the Cayman Islands Government that, for a period of 20 years from December 19, 2006, the Fund will be exempt from taxation in the Cayman Islands. The only taxes payable by the Fund on its income are withholding taxes applicable to certain income.

XPLOR GLOBAL CTA FUND (SPC), LTD.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2014

(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

New accounting standards - In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements (Subtopic 205-40): Going Concern (“ASU 2014-15”). The update provides guidance on the Fund’s responsibility in evaluating whether there is substantial doubt about an entity’s ability to continue as a going concern and about the related disclosure. For each reporting period, the Fund will be required to evaluate whether there are conditions or events that raise substantial doubt about an entity’s ability to continue as a going concern within one year from the date the financial statements are issued. ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016. The Fund has reviewed the requirements of ASU 2014-15 and it is expected that there will be no impact on the financial statements of the Fund.

3.	SHARE CAPITAL

The authorized share capital of the Fund is $50,000 divided into 5,000,000 redeemable, voting, participating shares with a par value of $0.01 each (the “Shares”).

Transactions in participating shares for the year ended December 31, 2014 were as follows:

	IX Series	4X Series
Balance outstanding at beginning of year	3	3,671.07
Participating shares issued	3.73	1,997.00
Participating shares redeemed	—	(2,336.49)
Balance outstanding at end of year	6.73	3,331.58

4.	MANAGEMENT AND PERFORMANCE FEES

The Fund is managed by Xplor Capital Management, LLC (the “Investment Manager”), a Delaware corporation registered in the State of California. The Investment Manager is responsible for the management of the Master Fund’s investments.

Pursuant to the Investment Management Agreement dated October 14, 2006 the Fund pays the Investment Manager a management fee and incentive fee.

Management Fee - The Fund will pay a monthly management fee to the Investment Manager at the rate of 2% per annum, calculated on the net asset value of the Fund as of the end of each calendar month. Effective January 1, 2014, the management fee rate for the sole shareholder of Class 4X shares was changed to 1.00% per annum. For the year ended December 31, 2014, no management fees were incurred in Class IX, and $102,830 was incurred in the Class 4X of which $9,824 is payable at year end.

XPLOR GLOBAL CTA FUND (SPC), LTD.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2014

(expressed in U.S. dollars)

4.	MANAGEMENT AND PERFORMANCE FEES (continued)

Incentive Fee - The Investment Manager receives an annual incentive fee equal to 20% of new net profit as of the end of each calendar year in respect to Class IX shares and 15% of new net profits as of the end of each calendar quarter in respect to Class 4X shares (and on a Redemption Date with respect to shares redeemed intra-quarter). The incentive fee is net of all expenses, including the management fee and other costs and is subject to a “High Water Mark”, which is the Net Asset Value of the share on the date an incentive fee was last paid with respect to each share (or the closing date for such share if no incentive fee was previously paid). The High Water Mark assures that there will be no incentive fees paid on the recoupment of any net losses. For the year ended December 31, 2014, no incentive fees were incurred in Class IX, and $25,817 was charged in incentive fees in Class 4X. In Class 4X, $3,963 is payable at year end.

5.	SUBSEQUENT EVENTS

The Investment Manager has evaluated subsequent events occurring through the date of the audit report. No material events that would require recognition or disclosure in the Fund’s financial statements have occurred.

XPLOR GLOBAL CTA FUND (SPC), LTD.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2014

(expressed in U.S. dollars)

6.	FINANCIAL HIGHLIGHTS

Financial highlights of the Fund for the year ended December 31, 2014 are as follows:

Per share operating performance:

	Class 1X	Class 4X
	Series 04/08	Lead Series
Net asset value, beginning of year	$321.74	$652.89

Net investment loss	(23.91)	(18.18)
Net realized and unrealized gains on derivatives and foreign currencies	17.05	149.19
Total from investment operations	(6.86)	131.01
Net asset value, end of year	$314.88	$783.90

Total Return
Total return before and after incentive fees	(2.13)%	20.07%

Ratios to Average Net Asset Value*
Total expenses before incentive fees	(4.37)%	(5.23)%
Incentive fees	—	(1.51)%
Waived fees**	—	2.01%
Total expenses after incentive fees	(4.37)%	(4.73)%

Net investment loss	(5.36)%	(6.63)%

*	Ratios include the Fund’s proportionate share of the Master Fund’s expenses and net investment loss.

An individual investor’s return and ratios to average net assets may vary from those presented based on the timing of the subscriptions and redemptions and the existence of loss carry forwards.

**	Includes management and incentive fees waived for the period between 1 October 2014 and 31 December 2014.

Annual Report for Xplor Global CTA Fund (SPC), Ltd.

Pool ID: P037220

OATH OF AFFIRMATION

For the period ended December 31, 2014

To the best of the knowledge and behalf of the undersigned, the information contained in the annual audited report for the year ended December 31, 2014 is accurate and complete.

Damon Hart
Xplor Global CTA Fund (SPC), Ltd.
Director

Commodity Pool Operator:	Xplor Capital Management LLC
NFA ID: 0333499

XPLOR GLOBAL CTA FUND, L.P.

Annual Report

For the year ended December 31, 2014

This report is submitted pursuant to an exemption claimed under the Commodity Futures Trading Commission pursuant to Section 4.7 of the Regulations.

This report shall not constitute an offer or a solicitation of an offer to buy shares of the Fund. Subscriptions are to be made only on the basis of the current confidential private offering memorandum.

NFA commodity pool ID number: P026093

XPLOR GLOBAL CTA FUND, L.P

PERFORMANCE RECORD

	1X Series	4X Series
Value Date	Net Return	Net Return

December 31, 2011	0.61%	—

December 31, 2012	1.79%	-3.10%*

December 31, 2013	-8.28%	-23.51%

December 31, 2014	5.19%	31.84%

*	for the period from August 3, 2012 (commencement of 4X Series) to December 31, 2012

Deloitte Ltd.
Chartered Professional Accountants
Corner House
20 Parliament Street
P.O. Box HM 1556
Hamilton HM FX
Bermuda

Tel: + 1 (441) 292 1500
Fax: + 1 (441) 292 0961
www.deloitte.bm

INDEPENDENT AUDITORS’ REPORT

To the Partners of Xplor Global CTA Fund, L.P.:

We have audited the accompanying financial statements of Xplor Global CTA Fund, L.P. (the “Fund”), comprising the Class IX and Class 4X Segregated Portfolios (the “Segregated Portfolios”), which comprise the statement of assets and liabilities and condensed schedule of investments as of December 31, 2014, and the related statements of operations and changes in net assets for the year then ended (all expressed in U.S. dollars), and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Segregated Portfolios constituting the Xplor Global CTA Fund, L.P. as of December 31, 2014, the results of its operations and changes in its net assets for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

March 13, 2015

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”), its network of member firms, and their related entities. DTTL and each of its member firms are legally separate and independent entities. DTTL (also referred to as “Deloitte Global”) does not provide services to clients. Please see www.deloitte.com/about for a more detailed description of DTTL and its member firms.

Deloitte Ltd. is an affiliate of DCB Holding Ltd., a member firm of Deloitte Touche Tohmatsu Limited.

XPLOR GLOBAL CTA FUND, L.P

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

(expressed in U.S. dollars)

	1X Series	4X Series
ASSETS
Due from brokers	$2,890,926	$3,193,865
Cash and cash equivalents	2,386,007	144,661
Unrealized appreciation on derivatives	247,065	583,062
Total Assets	$5,523,998	$3,921,588

LIABILITIES AND PARTNERS’ CAPITAL
Unrealized depreciation on derivatives	$15,729	$31,626
Management fee payable (Note 5)	35,027	—
Accounts payable and accrued expenses	28,710	30,682
Total Liabilities	79,466	62,308
Partners’ Capital	5,444,532	3,859,280
Total Liabilities and Partners’ Capital	$5,523,998	$3,921,588

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2014

(expressed in U.S. dollars)

	1X Series		4X Series
		% of		% of
	Fair	Partners’	Fair	Partners’
Unrealized Appreciation on Derivatives	Value	Capital	Value	Capital
Futures Contracts - Assets
Commodities	$84,113	1.55%	$194,603	5.04%
Currencies	43,650	0.80	118,618	3.08
Equity index	16,804	0.31	31,633	0.82
Interest rate	102,498	1.88	238,208	6.17
Total unrealized appreciation on derivatives	$247,065	4.54%	$583,062	15.11%

	1X Series		4X Series
		% of		% of
	Fair	Partners’	Fair	Partners’
Unrealized Depreciation on Derivatives	Value	Capital	Value	Capital
Futures Contracts - Liabilities
Commodities	$5,483	0.10%	$4,829	0.13%
Currencies	2,494	0.04	5,548	0.14
Equity index	6,890	0.13	12,490	0.32
Interest rate	862	0.02	8,759	0.23
Total unrealized depreciation on derivatives	$15,729	0.29%	$31,626	0.82%

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND, L.P.

STATEMENT OF OPERATIONS
for the year ended December 31, 2014

(expressed in U.S. dollars)

	1X Series	4X Series
INVESTMENT INCOME
Interest income	$—	$75

EXPENSES
Management fee (Note 5)	98,779	—
Professional fees	34,774	23,098
Operating fees	2,373	8,124
Administration fee (Note 6)	12,000	37,800
Interest expense	1,034	219
Total expenses	148,960	69,241
Net investment loss	(148,960)	(69,166)

REALIZED AND UNREALIZED GAIN ON DERIVATIVES AND FOREIGN CURRENCY
Net realized gain on investments, derivatives and foreign currency	350,433	1,183,055
Net change in unrealized gain on derivatives and foreign currency	68,117	186,857
Net realized and unrealized gain on derivatives and foreign currency	418,550	1,369,912

NET INCREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$269,590	$1,300,746

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND, L.P.

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
for the year ended December 31, 2014

(expressed in U.S. dollars)

	General	Limited
1X Series	Partner	Partners	Total
Partners’ capital as of January 1, 2014	$47,476	$5,124,708	$5,172,184
Capital contributions	—	3,500	3,500
Capital withdrawals	—	(742)	(742)
Net increase in partners’ capital resulting from operations	3,466	266,124	269,590
Partners’ capital as of December 31, 2014	$50,942	$5,393,590	$5,444,532

The analysis of the Limited Partners’ Capital as at December 31, 2014 is as follows:

Partner 1	$5,821
Partner 2	488,401
Partner 3	1,763,908
Partner 4	3,135,460
	$5,393,590

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND, L.P.

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL (cont’d)

for the year ended December 31, 2014

(expressed in U.S. dollars)

	General	Limited
4X Series	Partner	Partners	Total
Partners’ capital as of January 1, 2014	$—	$3,106,654	$3,106,654
Capital contributions	—	1,997,000	1,997,000
Capital withdrawals	—	(2,545,120)	(2,545,120)
Net increase in partners’ capital resulting from operations	—	1,300,746	1,300,746
Partners’ capital as of December 31, 2014	$—	$3,859,280	$3,859,280

The analysis of the Limited Partners’ Capital as at December 31, 2014 is as follows:

Partner 1	$3,859.280

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014
(expressed in U.S. dollars)

1.	DESCRIPTION OF BUSINESS

Xplor Global CTA Fund, L.P. (the “Fund”) is a series limited partnership formed under the laws of Delaware and incorporated on October 14, 2006, which commenced operations on January 1, 2008. Xplor Capital Management. LLC (the “General Partner”), a Delaware limited liability company, is the general partner of the Fund. The Fund’s investment strategy is to realize capital appreciation through speculation in a variety of worldwide derivatives markets by trading across a broad range of futures contracts and currencies. The Fund focuses on rigorous risk management and portfolio scalability and responsiveness to market environment, as well as attention to developments both in asset management and related scientific disciplines.

On August 7, 2012, the Fund became a series limited partnership. The Fund currently offers two segregated series, the “IX Series” and the “4X Series”, (each a “Series”) the latter of which commenced operations on October 5, 2012. The investment objectives and investment strategies of each Series are identical, except that capital accounts in the 4X Series are traded at four times the leverage of the IX Series. Under the applicable statute, the debts, liabilities and obligations of any one Series are not enforceable against any other Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation - These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates. The Fund is an investment company that follows the accounting and reporting guidance of the Financial Services - Investment Companies Topic of the Codification

Derivative financial instruments - The Fund trades derivative financial instruments such as futures contracts, which are recorded at fair value at the reporting date. Derivatives are generally based upon notional values. Notional values are not recorded on-balance sheet, but rather are utilized solely as a basis for determining future cash flows to be exchanged. Therefore, notional amounts provide a measure of the fund’s involvement with such instruments, but are not fully indicative of potential risk. Realized and unrealized changes in fair values are included in realized and unrealized gains and losses on derivatives in the statement of operations in the period in which the changes occur. The fair value of derivative financial instruments at the reporting date is included in the statement of assets and liabilities.

Fair value on open futures contracts is calculated as the difference between the price as per contract date and the applicable market price at the reporting date as reported in published sources, applied to the notional amount of the futures contract.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014
(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Investment transactions and valuation - Futures and foreign exchange transactions and the related revenues and expenses are recorded on a trade date basis. Securities listed on a national securities exchange are valued at their last sales price. The resulting unrealized gains and losses are reflected in results of operations. Cost of investments sold is determined on the first-in-first-out method for purposes of determining gain or loss on the sale.

Fair value of financial instruments - The fair value of the Fund’s assets and liabilities which qualify as financial instruments under Accounting Standards Codification (“ASC”) 825, Financial Instruments, approximates the carrying amounts presented in the statement of assets and liabilities.

Investment income - Interest is recorded on the accrual basis.

Foreign currency translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates prevailing at the close of the financial period. Income and expenses in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the dates of the transactions. Realized gains and losses and change in unrealized exchange gains and losses are included with investments in the statement of operations.

Allocation of net increase in net assets from operations - At the end of each accounting period of the Fund, the net increase in net assets from operations is allocated to all partners in proportion to their respective capital account balances during the accounting period.

Income taxes - The Fund generally is not subject to income taxes and, accordingly, no provision has been made. Individual partners report their distributive share of the Fund’s income or loss on their respective income tax returns.

ASC 740, Income Taxes (“ASC 740”) provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years. The Fund adopted the provisions of ASC 740, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014
(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d)

New accounting standards - In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements (Subtopic 205-40): Going Concern (“ASU 2014- 15”). The update provides guidance on the Fund’s responsibility in evaluating whether there is substantial doubt about an entity’s ability to continue as a going concern and about the related disclosure. For each reporting period, the Fund will be required to evaluate whether there are conditions or events that raise substantial doubt about an entity’s ability to continue as a going concern within one year from the date the financial statements are issued ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016. The Fund has reviewed the requirements of ASU 2014-15 and it is expected that there will be no impact on the financial statements of the Fund.

3.	FAIR VALUE MEASUREMENTS

Valuation of Investments - Definition and Hierarchy

Under ASC 820, Fair Value Measurements (“ASC 820”) fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014
(expressed in U.S. dollars)

3.	FAIR VALUE MEASUREMENTS (cont’d)

The availability of valuation techniques and observable inputs can vary and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

The following tables presents information about the Fund’s assets and liabilities measured at fair value as of December 31, 2014:

1X Series	Level 1	Level 2	Level 3	Total
Assets
Futures contracts
Commodities	$84,113	$—	$—	$84,113
Currencies	43,650	—	—	43,650
Equity index	16,804	—	—	16,804
Interest rate	102,498	—	—	102,498
	$247,065	$—	$—	$247,065

XPLOR GLOBAL CTA FUND, L.P.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2014

(expressed in U.S. dollars)

3.	FAIR VALUE MEASUREMENTS (cont’d)

1X Series (cont’d)	Level 1	Level 2	Level 3	Total
Liabilities
Futures contracts
Commodities	$5,483	$—	$—	$5,483
Currencies	2,494	—	—	2,494
Equity index	6,890	—	—	6,890
Interest rate	862	—	—	862
	$15,729	$—	$—	$15,729

4X Series	Level 1	Level 2	Level 3	Total
Assets
Futures contracts
Commodities	$194,603	$—	$—	$194,603
Currencies	118,618	—	—	118,618
Equity index	31,633	—	—	31,633
Interest rate	238,208	—	—	238,208
	$583,062	$—	$—	$583,062
Liabilities
Futures contracts
Commodities	$4,829	$—	$—	$4,829
Currencies	5,548	—	—	5,548
Equity index	12,490	—	—	12,490
Interest rate	8,759	—	—	8,759
	$31,626	$—	$—	$31,626

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014
(expressed in U.S. dollars)

4.	DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Fund, in its normal course of investing and trading activities, may enter into transactions in financial instruments including derivatives. Long positions held by the Fund are exposed to market and credit risk whereas short positions have market, credit and off-balance sheet risk.

Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates, or market prices of other financial instruments. In certain cases, the Fund may use derivative financial instruments to hedge the market value of other positions. The notional or contractual amount of derivative financial instruments provides only a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk.

Credit risk arises from the failure of the counterparties to perform according to the terms of the contract. The Fund’s counterparties are major brokerage firms and banks in the United States. The Fund’s derivatives are all exchange traded futures therefore there is nil credit risk.

Off-balance sheet risk refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected in the statement of assets and liabilities.

The Fund’s business is speculative trading. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Derivatives and Hedging. The average number of futures contracts outstanding at each month end was 453 for the year ended December 31, 2014 in the IX Series, and 1,235 for the year ended December 31, 2014 in the 4X Series.

The following tables present the impact of derivative financial instruments on the statement of asset and liabilities and statement of operations, arranged by type of contract.

	Asset	Liability	Net Realized	Net Change in
1X Series	Fair Value	Fair Value	Gain/(Loss)	Unrealized Gain/(Loss)
Futures Contracts
Commodities	$84,113	$5,483	$(391,773)	$46,203
Currencies	43,650	2,494	125,986	24,458
Equity index	16,804	6,890	428,627	(60,134)
Interest rate	102,498	862	187,593	57,590
	$247,065	$15,729	$350,433	$68,117

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014
(expressed in U.S. dollars)

4.	DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (cont’d)

	Asset	Liability	Net Realized	Net Change in
4X Series	Fair Value	Fair Value	Gain/(Loss)	Unrealized Gain/(Loss)
Futures Contracts
Commodities	$194,603	$4,829	$(981,376)	$119,551
Currencies	118,618	5,548	377,672	78,695
Equity index	31,633	12,490	1,162,200	(163,278)
Interest rate	238,208	8,759	624,559	151,889
	$583,062	$31,626	$1,183,055	$186,857

As at December 31, 2014, the derivatives held by the Fund were not subject to any master netting or similar agreements.

5.	INVESTMENT MANAGER

The Fund is managed by Xplor Capital Management, LLC (the “Investment Manager”), a Delaware corporation registered in the State of California. The Investment Manager is responsible for the management of the Master Fund’s investments.

Pursuant to the Investment Management Agreement dated October 14, 2006, the Fund pays the Investment Manager a management fee and incentive allocation.

Management Fee - The Fund will pay a monthly management fee to the Investment Manager at the rate of 2.0% per annum calculated on the net asset value of the Fund on the last day of each month. For the year ended December 31, 2014, a management fee of $98,779 was incurred in the IX Series, of which $35,027 is payable at year end, and no management fees were incurred in the 4X Series. Certain Limited Partners are charged a different fee at the discretion of the Investment Manager.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014
(expressed in U.S. dollars)

5.	INVESTMENT MANAGER (cont’d)

Incentive Allocation - The Fund will allocate an incentive fee to the Investment Manager of 20% of the net profits (including net unrealized gains), if any, as of the end of each calendar year with respect to the IX Series and each calendar quarter with respect to the 4X Series, and as of any date on which a Limited Partner receives a withdrawal or distribution from its capital account in respect of such Limited Partner’s capital account at such time. If the Limited Partner’s capital account has a loss chargeable to it during any calendar year/calendar quarter and during a subsequent calendar year/calendar quarter there is a profit allocable to such capital account, there will be no incentive allocation payable with respect to the capital account until the amount of the loss previously allocated to the capital account has been recouped. All or a portion of the Incentive Allocation attributable to a Limited Partner’s capital account may be paid by redemption of a portion of that Limited Partner’s capital account. For the year ended December 31, 2014, $nil of Incentive Allocation was allocated to the General Partner by the IX Series and $nil of Incentive Allocation was allocated to the General Partner by the 4X Series.

For investors who invest in the Fund via a feeder Fund, management fees and incentive allocation are charged at the feeder fund level.

6.	ADMINISTRATOR

Altree Fund Services Limited (the “Administrator”), a company incorporated in Bermuda, serves as the Fund’s Administrator and acts as registrar for the Fund.

Pursuant to the Administration Agreement, the Fund will pay to the Administrator fees at such rates as shall be agreed from time to time by the Directors and the Administrator. The Administration Agreement provides further that the Fund shall reimburse the Administrator for all out-of-pocket expenses paid or incurred by the Administrator in the proper performance of its duties there under. For the year ended December 31, 2014, an administration fee of $12,000 was earned in the IX Series, of which $1,000 was payable at year end and is included within “Accounts payable and accrued expenses” on the Statement of Assets and Liabilities. For the year ended December 31, 2014 an administration fee of $37,800 was earned in the 4X Series, of which $3,300 was payable at the year end and is included within “Accounts payable and accrued expenses” on the Statement of Assets and Liabilities.

7.	CUSTODIAN

Citigroup (the “Custodian”) has been appointed as the Fund’s prime broker and acts as its primary custodian. The Custodian receives commissions for its prime broker services but does not receive fees for its role as the custodian.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014
(expressed in U.S. dollars)

8.	FINANCIAL HIGHLIGHTS

The information below represents the financial highlights applicable to the Limited Partners’ class of the Fund taken as a whole.

Operating Performance	1X Series	4X Series
Total return before incentive allocation	5.19%	31.84%
Incentive allocation	—	—
Total return after incentive allocation	5.19%	31.84%

Supplemental Data

Ratio to average Limited Partners’ capital:

Total expenses before incentive allocation	(2.99)%	(1.90)%
Incentive allocation	—	—
Total expenses after incentive allocation	(2.99)%	(1.90)%
Net investment loss	(2.99)%	(1.90)%

Total return and ratios are calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratio may vary from the above based on the timing of capital contributions and withdrawals and differing incentive allocation arrangements.

9.	SUBSEQUENT EVENTS

The Investment Manager has evaluated subsequent events occurring through the date of the audit report. No material events that would require recognition or disclosure in the Fund’s financial statements have occurred.

Annual Report for Xplor Global CTA Fund, L.P.

Pool ID: P026093

OATH OF AFFIRMATION

For the period ended December 31, 2014

To the best of the knowledge and behalf of the undersigned, the information contained in the annual audited report for the year ended December 31, 2014 is accurate and complete.

Damon Hart Xplor Global CTA Fund, L.P. General Partner

Commodity Pool Operator:	Xplor Capital Management LLC NFA ID: 0333499

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-493-4603

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡       sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-895-6943 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-895-6943.

INVESTMENT ADVISOR
Raylor Investments, LLC
35 Mason Street, 4th Floor
Greenwich, CT 06830

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $17,500
2014 – $17,000

(b)	Audit-Related Fees
2015 – None

2014 – N/A

(c)	Tax Fees

2015 – $3,000

2014 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $3,000 2014 – $3,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 9/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 9/8/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/8/15